UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: June 12, 2008

NASCENT WINE COMPANY, INC.
(Exact name of Registrant as specified in charter)

Nevada	333-120949	82-0576512
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2355-B Paseo de las Americas
San Diego, California		92154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (619) 661-0458

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 9 Financial Statement and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Power Point Presentation

99.2	Press Release issued June 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nascent Wine Company, Inc.

Date: June 12, 2008	By:	/S/ Peter V. White
Peter V. White Chief Financial Officer and Treasurer